UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 28, 2023

VERU INC.

(Exact name of registrant as specified in its charter)

Wisconsin	1-13602	39-1144397
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2916 North Miami Avenue, Suite 1000, Miami, Florida 33127

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (305) 509-6897

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	VERU	NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

Veru Inc. (the “Company”) held its Annual Meeting of Shareholders (the “Annual Meeting”) on March 28, 2023. A total of 80,623,128 shares of the Company’s common stock were eligible to vote at the Annual Meeting. The matters voted on at the Annual Meeting were as follows:

1.	Election of Directors:

The following individuals were nominated for election to the Board of Directors for terms that expire at the next annual meeting of shareholders. All of the nominated directors were elected. The results of the vote on the election of directors were as follows:

Name	Votes For	Votes Withheld	Broker Non-Votes
Mitchell S. Steiner	29,191,998	1,455,034	23,956,639
Mario Eisenberger	25,788,030	4,859,002	23,956,639
Harry Fisch	29,672,413	974,619	23,956,639
Lucy Lu	29,992,620	654,412	23,956,639
Michael L. Rankowitz	29,141,142	1,505,890	23,956,639
Grace Hyun	29,919,476	727,556	23,956,639

2.	Ratification of Auditors:

The shareholders voted to ratify the appointment by the Company’s Audit Committee of RSM US LLP as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2023.

Votes For	Votes Against	Abstentions	Broker Non-Votes
53,756,041	755,323	92,307	0

3.	Advisory (non-binding) vote on the executive compensation of the Company’s named executive officers:

The shareholders voted in favor of the compensation of the Company’s named executive officers as disclosed in the proxy statement for the Annual Meeting.

Votes For	Votes Against	Abstentions	Broker Non-Votes
23,827,107	6,372,045	447,880	23,956,639

4.	Advisory (non-binding) vote on the frequency of the advisory vote on the executive compensation of the Company’s named executive officers:

The shareholders voted to recommend that the Company include an advisory vote on the compensation of the Company’s named executive officers pursuant to the rules of the Securities and Exchange Commission every three years.

One Year	Two Years	Three Years	Abstentions	Broker Non-Votes
10,382,149	337,226	19,404,952	522,705	23,956,639

In accordance with the shareholder voting results, in which every “Three Years” received the highest number of votes cast on the frequency proposal, and the Board of Directors’ recommendation in the Proxy Statement for the Annual Meeting, the Company’s Board of Directors has determined that future shareholder non-binding advisory votes on executive compensation will occur every three years. Accordingly, the next shareholder non-binding advisory vote on executive compensation will be held at the Company’s 2026 Annual Meeting of Shareholders. The next required shareholder non-binding advisory vote regarding the frequency interval will be held in six years at the Company’s 2029 Annual Meeting of Shareholders.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 31, 2023	VERU INC.

	By:	/s/ Michele Greco
Michele Greco
Chief Financial Officer and Chief Administrative Officer

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